UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2019

Tailored Brands, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-16097 (Commission File Number)	47-4908760 (IRS Employer Identification No.)

6380 Rogerdale Road Houston, Texas (Address of principal executive offices)	77072 (Zip Code)

281-776-7000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	TLRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2019, the Board of Directors of Tailored Brands, Inc. (the “Company”) approved a non-qualified deferred compensation plan (the “Deferred Compensation Plan”), which will be established to attract and retain key employees, including named executive officers and executive officers of the Company. Under the terms of the Deferred Compensation Plan, the Company will credit a Deferred Compensation Account (the “Account”) with an award amount for the benefit of each executive. Amounts credited to the Account, as adjusted for earnings or losses, will become fully vested based on a designated anniversary date.  Both the vesting of amounts in the Account and the Company’s obligation to pay those amounts are contingent on the executive remaining employed by the Company through the date of the applicable event.

The foregoing description of the Deferred Compensation Plan does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1, which is incorporated by reference herein.

In addition, the Company adopted a new form of deferred compensation award agreement to be used in connection with the grant of deferred compensation to certain named executive officers and executive officers of the Company.  The form of agreement is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is included in this Form 8-K.

10.1	Tailored Brands, Inc. Deferred Compensation Plan.

10.2	Form of Award Agreement under the Tailored Brands, Inc. Deferred Compensation Plan.

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Tailored Brands, Inc. Deferred Compensation Plan.

10.2	Form of Award Agreement under the Tailored Brands, Inc. Deferred Compensation Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 20, 2019

TAILORED BRANDS, INC.

By:	/s/ Brian T. Vaclavik

Senior Vice President and Chief Accounting Officer